UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2025

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2025, the Board of Directors (the Board) of Citigroup Inc. (Citigroup) elected Titilope Cole as a director of Citigroup.  Ms. Cole is the former Head of Legacy Franchises of Citigroup. Ms. Cole also serves on the Board of DataDog, Inc., a provider of cloud monitoring and security solutions.  Also, on January 31, 2025, the Board appointed Ms. Cole to the following Committees of the Board: the Risk Management Committee, the Technology Committee and the Transformation Oversight Committee.  Ms. Cole was also appointed a Board member of Citibank, N.A., effective February 3, 2025.

Because Ms. Cole previously served as the former Head of Legacy Franchises, the Board determined that she is not independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and all other applicable laws, rules and regulations. There are no family relationships between Ms. Cole and any officer or other director of Citigroup or any related party transactions involving Ms. Cole and Citigroup. Ms. Cole is a party to compensatory agreements arising from her prior employment at Citigroup providing for the delivery to her in the future of shares of Citigroup common stock, subject to certain conditions.  Such compensation was approved by the Compensation, Performance Management and Culture Committee of Citigroup’s Board as earned in the ordinary course in connection with her employment.

There is no arrangement or understanding between Ms. Cole and any other person pursuant to which she was selected as a director. Ms. Cole will receive compensation as a non-employee director in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 19, 2024.

A copy of Citigroup’s press release relating to the election of Ms. Cole as a director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Citigroup Inc. Press Release dated February 3, 2025.

99.2	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: February 3, 2025
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer & Corporate Secretary

3